2017 Shareholder Meeting
Hines Global REIT, Inc.

Sherri Schugart
President and CEO





Hines Global REIT 2017 Shareholder Meeting

Company Overview

- We raised $2.6 billion in aggregate proceeds from two public offerings, excluding the DRP offerings, from 2009 through 2014.
- Investment Strategy & Objectives
  - Invest in diversified portfolio of high-quality commercial real estate
    - U.S. & international for geographic diversification
    - Multiple asset classes for sector diversification
    - Currencies provide an additional level of diversification
  - Moderate leverage
  - Provide regular cash distributions
  - Achieve attractive total returns upon the ultimate sale of our investments or another ultimate liquidity event

Hines



Hines Global REIT 2017 Shareholder Meeting

Portfolio Overview (as of June 30, 2017)[2]

- Our current portfolio consists of:
  - Interests in 37 real estate projects
  - Office, Retail, Industrial, and Multifamily
  - Estimated aggregate value of approximately $4.6 billion[1,2]
  - 15.2 million square feet of leasable space
  - 93% leased

- Moderate leverage of 40% with weighted average interest rate of 2.6%, down from 42% as of 12/31/16

- Current distribution rate maintained through September 2017[3]
  - 6.25% annualized rate on $10.40 share price
  - 6.32% annualized rate on $10.28 share price
  - 6.50% annualized rate on $10.00 share price

1. Assumes 100% ownership in each of Hines Global REIT's real estate assets and real estate related debt. We own less than 100% of the interests in two projects.
2. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2016, less amounts related to properties sold through June 30, 2017, and less Mercedes Benz Bank which was sold on July 3, 2017. Values of Hines Global REIT's real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2017. The estimated aggregate value of the portfolio does not necessarily reflect the current aggregate value of Hines Global REIT's Investments.
3. The distribution rate has been $0.0017808 per share, per day since January 2014. It represents a 6.48% annualized rate based on the estimated per share net asset value (NAV) of $10.03 as of December 31, 2016. Annualized rates assume that the distribution rate is maintained for a 12-month period. The estimated per share NAV is not an indication of the current value on a per share basis of an investment in Hines Global REIT.

Hines



Hines Global REIT 2017 Shareholder Meeting

Diversification (as of June 30, 2017)

GEOGRAPHIC REGIONS[1]
BASED ON ESTIMATED VALUES



66% Domestic/ 34% International
Seattle
San Francisco
Los Angeles
Minneapolis
Boston area
Washington, DC
Nashville
Durham
Houston
San Antonio
Jacksonville
East
Midwest
South
West
International
Nuremburg, Karlsdorf, Duisburg
Moscow
Wroclaw
Erfurt
Warsaw
Katowice
London
Paris
Forchheim
Brisbane
Melbourne
Sydney

PRODUCT TYPE[1]
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES



Office - 68%
Retail - 21%
Industrial - 9%
Multifamily - 2%

1. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2016, less amounts related to properties sold during 2017, including the Mercedes Benz Bank Building, which was sold on July 3, 2017. Values of Hines Global REIT's real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2017.

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Hines Global REIT 2017 Shareholder Meeting

Diversification (as of June 30, 2017)

COUNTRY MIX[1]
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES


U.S. - 66%
Germany - 5%
U.K. - 10%
France - 3%
Australia - 8%
Russia - 2%
Poland - 6%

EQUITY INVESTED BY CURRENCY[1,2]
% OF TOTAL PORTFOLIO—BASED ON EQUITY INVESTED


USD - 78%
EUR - 8%
GBP - 9%
AUD - 5%

1. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2016, less amounts related to properties sold during 2017, including the Mercedes Benz Bank Building, which was sold on July 3, 2017. Values of Hines Global REIT's real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2017.
2. Calculated using Hines Global REIT's pro-rata share of the total portfolio based on net equity invested. Net equity invested is defined as the estimated value (as described above) less debt incurred.



Hines Global REIT 2017 Shareholder Meeting

Strategic Asset Sales During 2017



Brindleyplace[1]
Birmingham, England

- Acquired in July 2010 for £186.2 million
- Sold in February 2017 for £260.0 million



Aviva Coral Gables[2]
Miami, Florida

- Development project, opened April 2015;
  development cost $62.0 million
- Sold in June 2017 for $100.0 million

1. Owned through a joint venture between Hines Global REIT and a third party; Hines Global REIT had a 60% interest in the joint venture.
2. Owned through a joint venture between Hines Global REIT and Hines Interests Limited Partnership; Hines Global REIT had an 83% interest in the joint venture.

Hines



Hines Global REIT 2017 Shareholder Meeting

Strategic Asset Sales During 2017


Southpark 2

Southpark
Austin, TX

- Acquired in October 2010 for $31.2 million
- Sold in June 2017 for $41.1 million



Mercedes Benz Bank
Stuttgart, Germany

- Acquired in February 2013 for €51.9 million
- Sold in July 2017 for €117.0 million

Hines



Hines Global REIT 2017 Shareholder Meeting

Asset Value by Year

Gross Asset Value (in millions)[1]



2012
2013
2014
2015
2016
8/31/2017
$4,600
$2,600
$600
$2,094
$4,032
$4,663
$5,512
$5,095
$4,554
Gross Asset Value

Net Asset Value (in $/Share)[2]



2012
2013
2014
2015
2016
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$8.78
$8.90
$9.44
$10.24
$10.03
Net Asset Value

1. Gross asset value is the appraised value of Hines Global REIT's real property investments as of December 31st for 2012- 2016. Value as of August 31, 2017 includes the effect of properties sold in 2017. It is not intended to represent the current appraised value of Hines Global REIT's real property investments.
2. Net asset value as of December 31st of each year, as determined by Hines Global REIT's board of directors.

Hines



Hines Global REIT 2017 Shareholder Meeting

Changes in NAV from 2015 to 2016

The primary drivers of the change in the estimated per share NAV value from $10.24 in December 2015 to $10.03 in December 2016 are as follows:

- $0.33 per share net increase in the aggregate value of the Company's real estate investments including properties sold during the year, which represents a 2.5% net increase in value;
- $0.30 per share reduction resulting from the effect of devaluation of the Euro, Australian dollar and British pound against the U.S. dollar. This reduction was primarily due to the British pound weakening against the U.S. dollar by 17% during the year; and
- $0.19 per share reduction resulting from capital expenditures primarily related to leasing capital at the Company's properties.

It is currently anticipated that the estimated per share NAV will next be determined as of 12/31/17 and announced in early 2018.

Hines



Hines Global REIT 2017 Shareholder Meeting

Looking Forward

- Proactively manage assets to maintain occupancy and maximize value
- Strategically dispose of certain assets
- Evaluate strategic alternatives to provide liquidity to shareholders



The Summit
Bellevue, Washington

Hines



Hines Global REIT 2017 Shareholder Meeting

- **Forward-Looking Statements**
  - This presentation contains forward-looking statements (including, without limitation, statements concerning Hines Global REIT's future plans and the timing of the next determination of the estimated per share NAV) that are based on Hines Global REIT's current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the future operating performance of Hines Global REIT's investments and those risks set forth in the "Risk Factors" section of Hines Global REIT's Annual Report on Form 10-K for the year ended December 31, 2016, as amended or supplemented by Hines Global REIT's other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management's belief as to future events, actual events or Hines Global REIT's investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that Hines Global REIT's assumptions differ from actual results, Hines Global REIT's ability to meet such forward-looking statements may be significantly hindered. Stockholders are cautioned not to place undue reliance on any forward-looking statements.

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